ARROW DWA TACTICAL: MACRO ETF DWAT 1-877-ARROW-FD (1-877-277-6933) www.ArrowFunds.com
Summary Prospectus	April 27, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information dated April 27, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.ArrowFunds.com. You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com. Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC (the “Exchange”).

Investment Objective

The Arrow DWA Tactical: Macro ETF (the “Fund”) seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on their purchases and sales of shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.70%
Acquired Fund Fees and Expenses(1)	0.29%
Total Annual Fund Operating Expenses	3.89%
Fee Waiver(2)	(2.20)%
Total Annual Fund Operating Expenses After Fee Waiver	1.69%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	Arrow Investment Advisors, LLC (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until April 30, 2023 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set-up fees and extraordinary expenses such as litigation) do not exceed 1.40% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limit or the expense limit that was in place at the time of waiver. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$172	$984	$1,815	$3,974
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in other exchange traded funds (“ETFs”) that invest primarily in domestic and foreign (including emerging markets) (i) equity securities of any market capitalization, (ii) fixed-income securities of any credit quality, or (iii) alternative assets. In addition, the Fund may invest in commodity futures through a wholly-owned and controlled Cayman subsidiary (the “Tactical Subsidiary”). The Fund defines equity securities to be exchange traded common and preferred stocks; defines fixed-income securities to be bonds, notes, debentures or similar instruments; and defines alternative assets to be investments that are historically uncorrelated to either equity or fixed income investments. Alternative assets include, commodity futures, commodities, exchange traded master limited partnerships (“MLPs”), real estate-related securities (including foreign and domestic exchange traded real estate investment trusts (“REITs”), exchange traded real estate operating companies (“REOCs”) or similar instruments), and U.S. exchange traded funds that invest in bitcoin futures (collectively, “Bitcoin ETFs”). The Fund does not make direct investments in Bitcoin and limits its investments in Bitcoin to ETFs that invest in Bitcoin futures. The Fund may invest up to 10% of its assets in such Bitcoin ETFs. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor to be of comparable quality.

The Fund is a “fund of funds,” which means that it primarily invests in ETFs; however, when appropriate, the Advisor may elect to invest directly in the types of securities described above (other than commodities). The Fund may also invest in other investment companies (including affiliated funds).

The Advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Global Macro investment model (the “DWA Global Macro model”), as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The Advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

Under normal market conditions, the Fund invests:

  From 0% to 100% of its assets in ETFs that invest in equity securities;
  From 0% to 100% of its assets in ETFs that invest in fixed-income securities; and
  From 0% up to 90% of its assets in ETFs that invest in alternative assets.

The Fund may invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary invests primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures. When viewed on a consolidated basis, the Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund consolidates the Tactical Subsidiary for purposes of financial statements, leverage and concentration. The Advisor is solely responsible for managing the assets of the Tactical Subsidiary.

The Fund invests in ETFs within specific asset classes when the research provided by DWA indicates a high probability that the applicable asset classes and ETFs are likely to outperform the applicable universe. The Fund sells interests or reduces investment exposure among an asset class or ETF when the research provided by DWA indicates that such asset class or ETF is likely to underperform the applicable universe. The Fund may invest more heavily in fixed-income ETFs, cash positions and similar securities when the research provided by DWA indicates these assets should significantly outperform the equity and/or alternative asset classes. In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund may invest in fixed-income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed-income investments for reducing volatility and equities for increasing returns. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives. The Fund does not invest in options or swaps.

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Principal Investment Risks

As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value, price of shares, and performance. The following describes the risks the Fund bears with respect to its direct investments as well as indirectly through investments in ETFs and the Tactical Subsidiary. As with any fund, there is no guarantee that the Fund will achieve its objective.

  Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Arrow Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Arrow Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Arrow Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Arrow Advised Funds. The Arrow Advised Funds in which the Fund may invest are not money market funds and are riskier than a money market fund.
  Bitcoin Risk. Bitcoin is a type of cryptocurrency. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is Bitcoin. The Fund may have exposure to Bitcoin indirectly through investments in U.S. Bitcoin ETFs. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of Bitcoin has been subject to extreme fluctuations. The price of Bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the Bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including Bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.”

As a result, the prices of cryptocurrencies on exchanges, and Bitcoin futures, may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of Bitcoin and other cryptocurrencies and impact the value of Bitcoin and Bitcoin futures. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin and Bitcoin futures.

The Fund’s investments in Bitcoin ETFs expose the Fund to all of the risks related to cryptocurrencies described above and also expose the Fund to risks related to Bitcoin ETFs directly. Shares of Bitcoin ETFs may trade at a significant premium or discount to NAV. To the extent a Bitcoin ETF trades at a discount to NAV, the value of the Fund’s investment in that Bitcoin ETF would typically decrease. Furthermore, because there is no guarantee that an active trading market for Bitcoin ETFs will exist at any time, the Fund’s investments in Bitcoin ETFs may also be subject to liquidity risk, which can impair the value of the Fund’s investments in Bitcoin ETFs. Investors may experience losses if the value of the Fund’s investments in Bitcoin ETFs decline.

•	Bitcoin Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in Bitcoin (whether direct or indirect) are uncertain, and a direct or indirect investment in Bitcoin may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund.
  Commodity Risk. ETFs investing in the commodities markets and investments in the Tactical Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
  Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
  Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
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  Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
  ETF Investment Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.
  ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Not Individually Redeemable. Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.” There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
o	Trading Issues. Trading in Shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of Nasdaq which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the securities in the Fund’s portfolio are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants (“Authorized Participants”) that can post collateral on an agency basis is limited, which may limit the market for the Shares.
  Fixed Income Risk. When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
  Foreign Investment Risk. Although the Fund does not invest in the securities of foreign companies directly other than the Tactical Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

  Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.
  Issuer-Specific Risk. The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
  Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
  Leverage Risk. Using derivatives to increase the Fund’s exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
  Management Risk. The Advisor’s investment decisions about individual securities and derivatives as well as ETFs impact the Fund’s ability to achieve its investment objective. The Advisor’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s investment strategy will produce the desired results.
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  Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
•	In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
•	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
•	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
•	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
  Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
  Real Estate Risk. ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
  Regulatory Risk. Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
  Sector Risk. The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of the Fund that does not focus in a particular sector.
  Small and Medium Capitalization Stock Risk. The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Taxation Risk. By investing in commodities indirectly through the Tactical Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Tactical Subsidiary is a controlled foreign corporation, any income received from the Tactical Subsidiary is passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
  Wholly Owned Subsidiary Risk. The Tactical Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Tactical Subsidiary, respectively, are or will be organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Tactical Subsidiary.
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Fund Performance

The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and supplementary indexes. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and daily NAV per share information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Total Return

(Years ended December 31):

Best Quarter	6/30/2020	14.52%
Worst Quarter	3/31/2020	(19.56)%

Average Annual Total Returns

(as of December 31, 2021)

	One Year	Five Years	Since Inception*
Return Before Taxes	12.19%	8.09%	6.37%
Return after Taxes on Distributions	5.81%	6.31%	5.11%
Return after Taxes on Distributions and Sale of Fund Shares	9.73%	5.98%	4.77%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.36%
Bloomberg Barclays Aggregate Bond Index(2)	(1.54)%	3.57%	3.08%
Morningstar Global Flexible Allocation EW Index(3)	9.51%	7.30%	4.95%
PCM Global Macro Index(4)	(3.57)%	1.83%	0.99%
Wilshire Liquid Alternative Global Macro Index(5)	2.67%	1.97%	1.05%
*	Commencement of trading was September 30, 2014
(1)	The S&P 500 is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.
(2)	The Bloomberg Barclays Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. Investors cannot invest directly in an index.
(3)	The Morningstar Global Flexible EW Index offers exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash. Investors cannot invest directly in an index.
(4)	The PCM Global Macro Index is an actively managed quantitative index that has an absolute, total-return approach which offers exposure to broad based equities, fixed income, currencies and commodities. Investors cannot invest directly in an index.
(5)	The Wilshire Liquid Alternative Global Macro Index measures the performance of the global macro strategy component of the Wilshire Liquid Alternative IndexSM. Global macro strategies predominantly invest in situations driven by the macro-economic environment across the capital structure as well as currencies and commodities. The Wilshire Liquid Alternative Global Macro Index is designed to provide a broad measure of the liquid alternative global macro market. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

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Management of the Fund

Investment Advisor: Arrow Investment Advisors, LLC

Portfolio Managers: The Fund is team managed by the following individuals:

Name	Title with Advisor	When Began Managing Fund
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014
Amit Gutt	Portfolio Manager	2020

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on Nasdaq and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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